UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 17, 2006
                                                         ----------------

                               CYTOGEN CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-14879                 22-2322400
------------------------------   ------------------------    -------------------
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
----------------------------------------------------------      ----------------
        (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (609) 750-8200


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

     On October 17, 2006, the Board of Directors (the "Board") of Cytogen Corporation (the "Company") resolved to immediately amend Article III, Section 6 of the Company's By-Laws to decrease the number of days notice that must be given to call a special meeting of the Board from two days' notice to one days' notice. The Company's Amended and Restated By-Laws are attached hereto as
Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to such Exhibit.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

      Exhibit No.       Description
      -----------       -----------

         3.1            Amended and Restated By-Laws of Cytogen Corporation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By:  /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated: October 19, 2006

                                  EXHIBIT INDEX


      Exhibit No.       Description
      -----------       -----------

          3.1           Amended and Restated By-Laws of Cytogen Corporation